UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2005

Securitized Asset Backed Receivables LLC (as depositor for the Securitized Asset
  Backed Receivables LLC Trust 2005-OP1 to be formed pursuant to a Pooling and
   Servicing Agreement, dated as of March 1, 2005, relating to the Securitized Asset Backed Receivables LLC Trust 2005-OP1 Mortgage Pass-Through Certificates,
                                Series 2005-OP1)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     333-108395               37-1472598
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)

200 Park Avenue, New York, New York                                     10166
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 412-4000

                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

            On October 20, 2003, a registration statement on Form S-3 (the "Registration Statement") for Securitized Asset Backed Receivables LLC (the "Company") was declared effective. Attached as exhibits are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association (the "PSA")), Structural Term Sheets and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Commission on February 17, 1995, to the PSA) furnished to the Company by Barclays Capital Inc. (the "Underwriter") in respect of the Company's proposed offering of certain classes of the Securitized Asset Backed Receivables Trust 2005-OP1, Mortgage Pass-Through Certificates, Series 2005-OP1 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Computational Materials, Structural Term Sheets and Collateral Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Computational Materials, Structural Term Sheets and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01. Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                 Description
            -----------------           -----------

            (99.1) Computational Materials prepared by Barclays Capital Inc. in connection with certain classes of the Securitized Asset Backed Receivables LLC Trust 2005-OP1, Mortgage Pass-Through Certificates,
                                        Series 2005-OP1.

            (99.2) Structural Term Sheets prepared by Barclays Capital Inc. in connection with certain classes of the Securitized Asset Backed Receivables LLC Trust 2005-OP1, Mortgage Pass-Through Certificates,
                                        Series 2005-OP1.

            (99.3) Structural Term Sheets and Collateral Term Sheets prepared by Barclays Capital Inc. in connection with certain classes of the Securitized Asset Backed Receivables LLC Trust 2005-OP1, Mortgage Pass-Through Certificates, Series
                                        2005-OP1.

            (99.4) Collateral Term Sheets prepared by Barclays Capital Inc. in connection with certain classes of the Securitized Asset Backed Receivables LLC Trust 2005-OP1, Mortgage Pass-Through Certificates,
                                        Series 2005-OP1.

            (99.5) Collateral Term Sheets and Computational Materials prepared by Barclays Capital Inc. in connection with certain classes of the Securitized Asset Backed Receivables LLC Trust 2005-OP1, Mortgage Pass-Through Certificates, Series
                                        2005-OP1.

            (99.6) Computational Materials, Structural Term Sheets and Collateral Term Sheets prepared by Barclays Capital Inc. in connection with certain classes of the Securitized Asset Backed Receivables LLC Trust 2005-OP1, Mortgage Pass-Through Certificates, Series 2005-OP1.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SECURITIZED ASSET BACKED RECEIVABLES LLC

March 4, 2005

                                        By:    /s/ Paul Menefee
                                            ------------------------------------
                                            Name:  Paul Menefee
                                            Title: Director

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

99.1              Computational Materials prepared by                   (E)
                  Barclays Capital Inc. in connection with certain classes of the Securitized Asset
                  Backed Receivables LLC Trust 2005-OP1,
                  Mortgage Pass-Through Certificates, Series
                  2005-OP1.

99.2              Structural Term Sheets prepared by                    (E)
                  Barclays Capital Inc. in connection with certain classes of the Securitized Asset
                  Backed Receivables LLC Trust 2005-OP1,
                  Mortgage Pass-Through Certificates, Series
                  2005-OP1.

99.3              Structural Term Sheets and Collateral Term            (E)
                  Sheets prepared by Barclays Capital Inc.
                  in connection with certain classes of the Securitized Asset Backed Receivables LLC
                  Trust 2005-OP1, Mortgage Pass-Through
                  Certificates, Series 2005-OP1.

99.4              Collateral Term Sheets prepared by                    (E)
                  Barclays Capital Inc. in connection with certain classes of the Securitized Asset
                  Backed Receivables LLC Trust 2005-OP1,
                  Mortgage Pass-Through Certificates, Series
                  2005-OP1.


99.5              Collateral Term Sheets and Computational              (E)
                  materials prepared by Barclays Capital
                  Inc. in connection with certain classes of the Securitized Asset Backed Receivables
                  LLC Trust 2005-OP1, Mortgage Pass-Through
                  Certificates, Series 2005-OP1.

99.6              Computational Materials, Structural Term              (E)
                  Sheets and Collateral Term Sheets
                  prepared by Barclays Capital Inc. in
                  connection with certain classes of the
                  Securitized Asset Backed Receivables LLC
                  Trust 2005-OP1, Mortgage Pass-Through
                  Certificates, Series 2005-OP1.